                                                                    EXHIBIT 25.1


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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                           TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ____

                             ----------------------

                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)

                                   13-4994650
                     (I.R.S. Employer Identification Number)

     712 MAIN STREET, HOUSTON, TEXAS                     77002
  (Address of principal executive offices)             (Zip code)

                    LEE BOOCKER, 712 MAIN STREET, 26TH FLOOR
                       HOUSTON, TEXAS 77002 (713) 216-2448
            (Name, address and telephone number of agent for service)

                          TRANSOCEAN SEDCO FOREX INC.
               (Exact name of obligor as specified in its charter)

                   CAYMAN ISLANDS                             N/A
            (State or other jurisdiction of             (I.R.S. Employer
            incorporation or organization)            Identification Number)

                  4 GREENWAY PLAZA
                    HOUSTON, TEXAS                           77046
        (Address of principal executive offices)           (Zip code)

                                 DEBT SECURITIES
                         (Title of indenture securities)

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


ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a)  NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING
              AUTHORITY TO WHICH IT IS SUBJECT.

              State of New York Banking Department
              Federal Deposit Insurance Corporation, Washington, D.C.
              Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

              The trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

              IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

              The obligor is not an affiliate of the trustee. (See Note on Page 7.)

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

              FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE.

                       COL. A                                  COL. B
                    TITLE OF CLASS                      AMOUNT OUTSTANDING

              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

              IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

              (a) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4. (CONTINUED)

              (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

              IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICER OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

              FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.


     COL. A            COL. B               COL. C             COL. D
                                                            PERCENTAGE OF
                                                          VOTING SECURITIES
                                                            REPRESENTED BY
                                          AMOUNT OWNED     AMOUNT GIVEN IN
   NAME OF OWNER    TITLE OF CLASS        BENEFICIALLY         COL. C
   -------------    --------------        ------------    -----------------


Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
        OFFICIALS.

              FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.


     COL. A            COL. B               COL. C             COL. D
                                                            PERCENTAGE OF
                                                          VOTING SECURITIES
                                                            REPRESENTED BY
                                          AMOUNT OWNED     AMOUNT GIVEN IN
   NAME OF OWNER    TITLE OF CLASS        BENEFICIALLY         COL. C
   -------------    --------------        ------------    -----------------

   Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

              FURNISH THE FOLLOWING INFORMATION AS TO THE SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.



     COL. A             COL. B                COL. C              COL. D
                                          AMOUNT OWNED
                      WHETHER THE        BENEFICIALLY OR        PERCENT OF
                      SECURITIES        HELD AS COLLATERAL         CLASS
                      ARE VOTING           SECURITY FOR       REPRESENTED BY
                     OR NONVOTING         OBLIGATIONS IN      AMOUNT GIVEN IN
  TITLE OF CLASS      SECURITIES             DEFAULT               COL. C
  --------------     ------------       ------------------    ----------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.



ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

              IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING

INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.



    COL. A               COL. B                 COL. C              COL. D
                                             AMOUNT OWNED
                                           BENEFICIALLY OR        PERCENT OF
                                          HELD AS COLLATERAL         CLASS
NAME OF ISSUER                               SECURITY FOR       REPRESENTED BY
     AND                 AMOUNT             OBLIGATIONS IN      AMOUNT GIVEN IN
TITLE OF CLASS         OUTSTANDING        DEFAULT BY TRUSTEE        COL. C
--------------         -----------        ------------------    ---------------

     Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

              IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR
(2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.



   COL. A                COL. B                 COL. C             COL. D
                                            AMOUNT OWNED
                                           BENEFICIALLY OR        PERCENT OF
                                          HELD AS COLLATERAL        CLASS
NAME OF ISSUER                               SECURITY FOR       REPRESENTED BY
     AND                 AMOUNT            OBLIGATIONS IN       AMOUNT GIVEN IN
TITLE OF CLASS         OUTSTANDING        DEFAULT BY TRUSTEE        COL. C
--------------         -----------        ------------------    ---------------

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

              IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OR SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.


    COL. A               COL. B                 COL. C              COL. D
                                             AMOUNT OWNED
                                           BENEFICIALLY OR        PERCENT OF
                                          HELD AS COLLATERAL         CLASS
NAME OF ISSUER                               SECURITY FOR       REPRESENTED BY
     AND                 AMOUNT             OBLIGATIONS IN      AMOUNT GIVEN IN
TITLE OF CLASS         OUTSTANDING        DEFAULT BY TRUSTEE        COL. C
--------------         -----------        ------------------    ---------------

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

              EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:


            COL. A                     COL. B                COL. C

           NATURE OF                  AMOUNT
         INDEBTEDNESS               OUTSTANDING             DATE DUE
         ------------               -----------             --------

       Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 13. DEFAULTS BY THE OBLIGOR.

              (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

              There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 7.)


ITEM 13. (CONTINUED)

              (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There has not been a default under any such indenture or series. (See Note on Page 7.)

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

              IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

       Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 15. FOREIGN TRUSTEE.

              IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

              Not applicable.

ITEM 16. LIST OF EXHIBITS.

              LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

              o 1. A copy of the articles of association of the trustee now in effect.

              # 2. A copy of the certificate of authority of the trustee to commence business.

              * 3. A copy of the certificate of authorization of the trustee to exercise corporate trust powers.

              + 4. A copy of the existing bylaws of the trustee.

              5. Not applicable.

              6. The consent of the United States institutional trustees required by Section 321(b) of the Act.

              7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

              8. Not applicable.

              9. Not applicable.

                      NOTE REGARDING INCORPORATED EXHIBITS

         Effective August 1, 2000, Chase Bank of Texas, National Association merged into The Chase Manhattan Bank, a New York banking corporation. The exhibits incorporated below relate to The Chase Manhattan Bank. The report of condition is that of The Chase Manhattan Bank for the fourth quarter, 2000.

              o Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-46070.

              # Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-46070.

              * The Trustee is authorized under the banking law of the State of New York to exercise corporate trust powers.

              + Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-46070.


                                      NOTE

              Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.


                                    SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, THE CHASE MANHATTAN BANK, A NEW YORK BANKING CORPORATION AND SUCCESSOR TO CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO AUTHORIZED, ALL IN THE CITY OF HOUSTON, AND STATE OF TEXAS, ON THE 9TH DAY OF APRIL, 2001.

                                         THE CHASE MANHATTAN BANK,
                                           AS TRUSTEE


                                         By :   /s/  MAURI J. COWEN
                                             ----------------------------------
                                                      Mauri J. Cowen
                                              Vice President and Trust Officer

                                                                       EXHIBIT 6



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

         The undersigned is trustee under an Indenture between Transocean Sedco Forex, Inc., a company organized under the laws of the Cayman Islands (the "Company") and The Chase Manhattan Bank, as Trustee, entered into in connection with the issuance of the Company's Debt Securities.

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                          Very truly yours,

                                          THE CHASE MANHATTAN BANK, as Trustee


                                          By:   /s/  MAURI J. COWEN
                                              ----------------------------------
                                                      Mauri J. Cowen
                                               Vice President and Trust Officer

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business December 31, 2000,
                  in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                             DOLLAR AMOUNTS
                                                                                               IN MILLIONS
                                     ASSETS

Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ...................................................................        $ 22,648
     Interest-bearing balances ...........................................................           6,608
Securities:
Held to maturity securities ..............................................................             556
Available for sale securities ............................................................          66,556
Federal funds sold and securities purchased under
     agreements to resell ................................................................          35,508
Loans and lease financing receivables:
     Loans and leases, net of unearned income .............................        $158,034
     Less: Allowance for loan and lease losses ............................           2,399
     Less: Allocated transfer risk reserve ................................               0
                                                                                   --------
     Loans and leases, net of unearned income,
     allowance, and reserve ..............................................................         155,635
Trading Assets ...........................................................................          59,802
Premises and fixed assets (including capitalized
     leases) .............................................................................           4,398
Other real estate owned ..................................................................              20
Investments in unconsolidated subsidiaries and
     associated companies ................................................................             338
Customers' liability to this bank on acceptances
     outstanding .........................................................................             367
Intangible assets ........................................................................           4,794
Other assets .............................................................................          19,886
                                                                                                  --------
TOTAL ASSETS .............................................................................        $377,116
                                                                                                  ========

                                   LIABILITIES

Deposits
     In domestic offices ...................................        $  132,165
     Noninterest-bearing .....................      $   54,608
     Interest-bearing ........................          77,557
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's ................................           106,670
Noninterest-bearing ..........................           6,059
     Interest-bearing ........................         100,611

Federal funds purchased and securities sold under agree-
ments to repurchase ........................................            45,967
Demand notes issued to the U.S. Treasury ...................               500
Trading liabilities ........................................            41,384
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases):
     With a remaining maturity of one year or less .........             6,722
     With a remaining maturity of more than one year
            through three years ............................                 0
     With a remaining maturity of more than three years ....               276
Bank's liability on acceptances executed and outstanding ...               367
Subordinated notes and debentures ..........................             6,349
Other liabilities ..........................................            14,515

TOTAL LIABILITIES ..........................................           354,915

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus ..............                 0
Common stock ...............................................             1,211
Surplus  (exclude all surplus related to preferred stock) ..            12,614
Undivided profits and capital reserves .....................             8,658
Net unrealized holding gains (losses)
on available-for-sale securities ...........................              (298)
Accumulated net gains (losses) on cash flow hedges .........                 0
Cumulative foreign currency translation adjustments ........                16
TOTAL EQUITY CAPITAL .......................................            22,201
                                                                    ----------
TOTAL LIABILITIES AND EQUITY CAPITAL .......................        $  377,116
                                                                    ==========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.


                               WILLIAM B. HARRISON, JR.   )
                               HANS W. BECHERER           )DIRECTORS
                               H. LAURANCE FULLER         )

                                      -5-